UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 21, 2008

Emisphere Technologies, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-10615	13-3306985
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

240 Cedar Knolls Road, Suite 200, Cedar Knolls, New Jersey	07927
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   973-532-8000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

Emisphere Technologies, Inc. (the "Company") previously reported under Item 3.01 of a Current Report on Form 8-K filed with the Securities and Exchange Commission on October 27, 2008, that it received a letter from The NASDAQ Stock Market advising that, for the 10 consecutive trading days prior to October 21, 2008, the Company's market value of listed securities had been below the minimum $35,000,000 requirement for continued inclusion on The NASDAQ Capital Market pursuant to NASDAQ Marketplace Rule 4310(c)(3)(B) (the "Rule"). In accordance with NASDAQ Marketplace Rule 4310(c)(8)(C), the Company was provided thirty calendar days, or until November 20, 2008, to regain compliance with the Rule. This required, at a minimum, that the market value of listed securities of the Company's common stock remained above $35,000,000 for a minimum of 10 consecutive business days at anytime prior to November 20, 2008.

The Company was not compliant with the Rule by November 20, 2008 and received notice (the "NASDAQ Notice") from the NASDAQ Listing Qualifications Department on November 21, 2008 stating that the Company was in violation of the requirement for continued listing on The NASDAQ Capital Market and that, therefore, the Company's securities were subject to delisting from The NASDAQ Capital Market. The Company is in the process of appealing this decision with the NASDAQ Listing Qualifications Department. The Company's securities will remain listed on The NASDAQ Capital Market throughout the appeal process.

The Company is currently considering actions that may allow it to regain compliance with the NASDAQ continued listing standards and maintain its NASDAQ listing. If the Company is unsuccessful in maintaining its NASDAQ listing, then the Company may pursue listing and trading of the Company's common stock on another securities exchange or association with different listing standards than NASDAQ.

On November 26, 2008, the Company issued a press release announcing that it had received the NASDAQ Notice. A copy of that press release is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press release of Emisphere Technologies, Inc. dated November 26, 2008

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Emisphere Technologies, Inc. (Registrant)
November 26, 2008 (Date)	/s/ MICHAEL R. GARONE Michael R. Garone Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Press release of Emisphere Technologies, Inc. dated November 26, 2008